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MEDIA CONTACTS: Jennifer-Robyn Dunn
Goldleaf Financial Solutions, Inc.
407.481.0090

Goldleaf Financial Solutions, Inc. Announces Partnership with Beacon Software
Beacon customers to benefit from advanced ACH solution

BRENTWOOD, TN, November 1, 2006 – Goldleaf Financial Solutions, Inc. (NASDAQ:GFSI), a provider of technology solutions for financial institutions, has signed a strategic partnership agreement with Atlanta-based Beacon Software, Inc., a developer of Internet banking technology. Under the agreement, Beacon will offer Goldleaf’s suite of ACH solutions to its customers.

Through its flagship product, the Compass Internet Banking Platform™, Beacon delivers an enterprise-wide software solution that enables financial institutions to create a Web banking presence, optimize operational efficiencies and better manage customer relationships. Goldleaf’s ACH suite complements the Beacon solution by providing an Internet-based ACH file origination and transmission solution.

“In today’s environment, financial institutions need to be proactive about leveraging technology,” said Jack Fullen, president of Beacon Software. “As the oldest method of originating online payments, ACH offers tremendous benefits; enabling the institution’s commercial customers to increase core deposits, increase fee-based income and reduce backroom processing costs. Beacon has always believed in offering the best technology available. Goldleaf is the market leader, which is why we choose to resell its solution.”

Profitability, customer retention and acquiring new customers have always been key initiatives for financial institutions. With one solution – ACH origination – financial institutions can achieve all three goals, while providing convenience and low costs for their commercial customers. As an Internet-based solution, Goldleaf’s solution does not require any software installation, making upgrades and maintenance simple.

“Partnering with Beacon brings great value to our respective customers as we are both committed to offering solutions that enable financial institutions to leverage technology for a competitive advantage” said Lynn Boggs, CEO of Goldleaf Financial Solutions. “This partnership highlights our two-fold strategic approach of combining direct sales efforts while simultaneously leveraging remarketing agreements with industry leading technology providers. Offering an ACH solution will allow Beacon’s customers to reap significant benefits, including convenience, improved operational efficiencies and increasing profitability.”

About Beacon Software, Inc.
A privately held company based in Atlanta, Beacon Software, Inc. is a leading developer of Internet banking technology for the financial services industry. Through its flagship product, the Compass Internet Banking™ Platform, Beacon delivers an enterprise-wide software solution that enables financial institutions to create a Web banking presence, optimize operations efficiencies, and better manage customer relationships. The first of its kind as an in-house, integrated and fully scalable platform, Beacon Software’s Compass offers community banks and credit unions more features, flexibility, security and control than any other online banking application in its class. For more information about Beacon Software and the Compass Internet Banking™ Platform call 678.797.1551 or visit www.beaconsoft.net.

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GFSI Announces Partnership with Beacon Software

November 1, 2006

About Goldleaf
Goldleaf Financial Solutions, Inc. (GFSI) offers a fully featured strategic product suite that provides core data processing, item processing and check imaging, ACH origination and processing, remote check capture and deposit processing, accounts receivable financing solutions, a teller automation system, turn-key leasing solutions, financial institution website design and hosting and retail inventory management services. Goldleaf believes its full suite of products and services will allow financial institutions and their small- to medium-sized business customers to better compete more effectively in today's aggressive financial services marketplace, grow their trusted financial relationships and provide increased profitability through the efficient use of technology and an expanded community presence.

For more information about Goldleaf or its line of products for community financial institutions, please visit the company on the Web at www.goldleaf.com.

Safe Harbor Statement
Certain statements made in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on management's current expectations and include known and unknown risks, uncertainties and other factors, many of which the Company is unable to predict or control, that may cause the Company's actual results or performance to materially differ from any future results or performance expressed or implied by such forward-looking statements. These statements involve risks and uncertainties, including, without limitation, risks and uncertainties associated with the ability of the Company’s suite of products and services to enhance the competitiveness of its clients. These and other risks and uncertainties the company faces are detailed from time to time in the Company's filings with the Securities and Exchange Commission. The Company cautions investors that any forward-looking statements made by the Company are not necessarily indicative of future performance. The Company is not responsible for updating the information contained in this press release beyond the published date, or for changes made to this document by wire services or Internet services.

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